Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Global Jet Capital, Inc. (the “Company”)
BofA Securities, Inc.
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Morgan Stanley & Co. LLC
TCG Capital Markets L.L.C.
KKR Capital Markets LLC
(together, the “Specified Parties”)

Re: Business Jet Securities 2020-1, LLC – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “GJC Pool Only Datatape Asset List - 2020 M08 V10 Post Audit.xlsx” provided by the Company on September 25, 2020 (the “Data File”) containing certain information related to 56 aircraft loans (“Loans”) and leases (“Leases”) and their related interests (together, the “Aircraft Receivable Assets”) as of August 31, 2020 (the “Statistical Calculation Date”), which we were informed are intended to be included as collateral for the obligations of Business Jet Securities 2020-1 LLC under a notes offering. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated.  Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated.  Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Source Documents” means the following documents provided by the Company:

–	Guaranty

–	Reaffirmation of Personal/Trust Guaranty

–	Lease Agreement

–	Loan Agreement

–	Promissory Note

–	Modification/Amendments to Lease Agreement

–	Modification/Amendments to Loan Agreement

–	Security Deposit Pledge Agreement

–	Leasepoint Reports – electronic data files (“ABS Reports 2020-1 as of 8_31_2020 final.xlsx” and “GJC Master Data - AugustME - 2020.xlsx”) containing certain information related to the Loans and Leases

–	Appraisal Report issued by AC-U-KWIK Appraisals

–	Appraisal Report issued by Mente Group, LLC

–	Appraisal Report issued by Aviation Advisors Group

–	HNWI Rating Spreadsheet – an electronic data file containing information on ratings for obligors considered High Net Worth Individuals by the Company

–	GJC Ratings Mapping File – an electronic data file (“GJC Ratings Scale - Auditors.xlsx”) containing information on the standard operating procedures the Company uses when assigning ratings to obligors

–	Public Ratings Files – electronic data files containing information on the ratings various rating agencies assigned to public companies

–	Moody’s RiskCalc US 4.0 Files – electronic data files containing information on corporate obligors the Company rated using the Moody’s RiskCalc system

–	GJC Rating Memo – a file documenting the GJC rating for the Aircraft Receivable Asset identified as LP Schedule GJ0351ALN1

–
NDY Industries to SIC Mapping File – an electronic data file (“NDY Industry to SIC Mapping File - 2020.xlsx”) containing the mapping of relevant SIC industry codes to their applicable Moody’s (KMV) industry code and description for each Aircraft Receivable Asset

–	Size Categories Sheet – an electronic data file (“Aircraft Size Categories.xlsx”) containing information on the class of all applicable aircraft or engine makes and models

–
Engine Program Data File – an electronic data file (“Aircraft CMA File_08-31-2020 (Engine Program Verification).xlsx“) containing information associated with the engine program for each Aircraft Receivable Asset

We performed the following procedures:

A.
The Company instructed us to select 17 Aircraft Receivable Assets from the Data File (the “Selected Assets”) based on the following criteria: (1) 5 randomly selected Aircraft Receivable Assets, and (2) the top 10 obligors based on  the “Aggregate Asset Value” field in the Data File (representing a total of 12 Aircraft Receivable Assets). The 17 Selected Assets are listed in Exhibit A.

B.
For each of the Selected Assets, we compared or recomputed the attributes listed below contained in the Data File to or using the corresponding information contained in the applicable Source Document. The Specified Parties indicated that the absence of any of the specified Source Documents or the inability to agree the indicated information from the Data File to the Source Document for each of the specified attributes, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Source Documents are listed in order of priority until such attribute was agreed.

Attribute	Source Document / Instructions
LP Schedule	Leasepoint Reports
Guarantor / Obligor	Leases: Guaranty, Reaffirmation of Personal/Trust Guaranty, Lease Agreement Loans: Guaranty, Reaffirmation of Personal/Trust Guaranty, Loan Agreement, Promissory Note
Originator	Using the date stated in the applicable Source Document listed below, compare the Originator in the Data File to the Originator in the table below:

	Condition	Originator

	If there was a Modification/Amendment to the Lease/Loan Agreement extending the term of the applicable lease/loan dated after December 4, 2015.	GJC Extended

If there was a Lease Agreement, Loan Agreement, or Promissory Note dated after December 4, 2015
If the Lease Agreement, Loan Agreement, Promissory Note, Modification/Amendments to Lease Agreement, or Modification/Amendments to Loan Agreement are dated before December 4, 2015
GJC Origination GE Origination
ABS Classification	Leasepoint Reports
Fixed / Float	Leases: Amendments/Modifications to Lease Agreement, Lease Agreement, Leasepoint Reports Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note, Leasepoint Reports
Float Index	Leases: Amendments/Modifications to Lease Agreement, Lease Agreement, Leasepoint Report Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note, Leasepoint Reports
Registration Location	Leasepoint Reports
Aircraft Location	Leasepoint Reports
Contract Currency	Leasepoint Reports
Contract Freq	Leasepoint Reports
Contract Start Date	Leases: Amendments/Modifications to Lease Agreement, Lease Agreement Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note
Term	Leases: Amendments/Modifications to Lease Agreement, Lease Agreement Loans: Amendments/Modifications to Loan Agreement, Loan Agreement, Promissory Note
Remaining Term at 8/31/20	Recompute as the number of months between (i) the Statistical Calculation Date, and (ii) the Contract End Date

Attribute	Source Document / Instructions
Contract End Date	Leasepoint Reports
Security Deposit (USD)	Security Deposit Pledge Agreement, Lease Agreement or Loan Agreement
ABS M8 2020 LMM (as of 8/31/2020)	Recompute as the lesser of the mean or median of the (i) M8 2020 AC-U-KWIK (as of 8/31/2020), (ii) M8 2020 Mente (as of 8/31/2020), and (iii) M8 2020 AAG (as of 8/31/2020)
M8 2020 AC-U-KWIK (as of 8/31/2020)	Appraisal Report issued by AC-U-KWIK Appraisals
M8 2020 Mente (as of 8/31/2020)	Appraisal Report issued by Mente Group, LLC
M8 2020 AAG (as of 8/31/2020)	Appraisal Report issued by Aviation Advisors Group
End of Lease Projected FMV - per AAG	Appraisal Report issued by Aviation Advisors Group
Moody’s (KMV) Industry Code	NDY Industries to SIC Mapping File using the “GJC Master Data - AugustME - 2020.xlsx”data file in the Leasepoint Reports
Moody’s (KMV) Industry Name	NDY Industries to SIC Mapping File using the “GJC Master Data - AugustME - 2020.xlsx”data file in the Leasepoint Reports
GJC Rating
HNWI Rating Spreadsheet, Public Ratings Files using the GJC Ratings Mapping File, Moody’s RiskCalc US 4.0 Files using the GJC Ratings Mapping File.  For Aircraft Receivable Asset identified as LP Schedule GJ0351ALN1, the Company instructed us to utilize the GJC Rating Memo.

Rating Source	Using the applicable Source Document listed below, compare the Rating Source in the Data File to the Rating Source in the table below:
	Condition	Rating Source
	If the GJC Rating was verified using the HNWI Rating Spreadsheet	HNWI
	If the GJC Rating was verified using Public Ratings Files If the GJC Rating was verified using the GJC Ratings Memo and/or Moody’s RiskCalc US 4.0 Files	Public Moody’s RiskCalc US 4.0
Vintage	Leasepoint Reports
Make	Leasepoint Reports
Model	Leasepoint Reports
Serial Number	Leasepoint Reports
Age (Formula off Vintage)	Recompute as the number of years between (i) January 1 of the asset’s Vintage year and (ii) the Statistical Calculation Date.
Engine Program	Engine Program Data File
Class	Based on the Make and Model of each Selected Asset as stated in the Data File, compare to the Size Categories Sheet

Attribute	Source Document / Instructions
Aggregate Asset Value
Recompute as:
(1) for Selected Assets identified as Finance Lease in the “ABS Classification” field in the Data File, the sum of the finance lease principal payments,
(2) for Selected Assets identified as Loan in the “ABS Classification” field in the Data File, the sum of the loan principal payments, and
(3) for Selected Assets identified as Operating Lease in the “ABS Classification” field in the Data File, the appraisal value identified by the attribute ABS M8 2020 LMM (as of 8/31/2020)

The information regarding the Selected Assets in the Data File was found to be in agreement with the respective information contained in the Source Documents.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Source Documents, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Aircraft Receivable Assets, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Aircraft Receivable Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Aircraft Receivable Assets being securitized, (iii) the compliance of the originator of the Aircraft Receivable Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Aircraft Receivable Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
September 30, 2020

Exhibit A

Selected Asset Number	LP Schedule
1	GJ0131AOL1
2	GJ0283AOL1
3	GJ0289ALN1
4	GJ0295AOL1
5	GJ0307ALN1
6	GJ0432AOL1
7	GJ0437AOL1
8	GJ0445AOL1
9	GJ0446AFL1
10	GJ0447AOL1
11	GJ0451ALN1
12	GJ0453ALN1
13	GJ0319AOL1
14	GJ0304AOL1
15	GJ0318AOL1
16	GJ0442ALN1
17	GJ0351ALN1